UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
____________
FORM 8‑K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 4, 2013

The Medicines Company
(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sylvan Way Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 290-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On January 10, 2013, The Medicines Company (“MDCO”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of its acquisition of Incline Therapeutics, Inc. (“Incline”). In accordance with and as permitted by Section 9.01(a)(4) of Form 8-K, MDCO is filing this amendment to the Initial Form 8-K to provide the required financial statements and pro forma financial information that were not filed with the Initial Form 8-K.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
The audited financial statements of Incline as of and for the years ended December 31, 2011 and 2010, and the period from December 3, 2009 (inception) through December 31, 2011 and accompanying notes and the report of Ernst & Young LLP with respect to such financial statements, as required by this Item 9.01(a), are attached as Exhibit 99.2 hereto and incorporated herein by reference.
The unaudited financial statements of Incline as of September 30, 2012 and 2011 and for the nine months ended September 30, 2012 and 2011 are also included in Exhibit 99.2 and are incorporated herein by reference and for the period from December 3, 2009 (inception) through September 30, 2012.
(b) Pro Forma Financial Information
The following unaudited pro forma condensed combined consolidated financial statements, together with related explanatory notes, showing the pro forma effect on MDCO's financial statements of MDCO's acquisition of Incline and other related pro forma events are attached hereto as Exhibit 99.3 and are incorporated herein by reference: (i) balance sheet as of September 30, 2012 and (ii) statements of operations for the nine months ended September 30, 2012 and the year ended December 31, 2011.
(d) Exhibits

2.1*†
Agreement and Plan of Merger among MDCO, Incline, Silver Surfer Acquisition Corp. and Fortis Advisors LLC, dated as of December 11, 2012 (filed as exhibit 2.1 to MDCO’s current report on Form 8-K, filed on January 10, 2013, and incorporated herein by reference)

23.1	Consent of Ernst & Young LLP Independent Auditors for Incline

99.1
Press Release dated January 7, 2013, announcing completion of the acquisition of Incline (filed as exhibit 99.1 to MDCO’s current report on Form 8-K, filed on January 10, 2013, and incorporated herein by reference)

99.2
Audited financial statements of Incline as of December 31, 2011 and 2010 and for the years then ended and the period from December 3, 2009 (date of inception) through September 30, 2012. Unaudited interim financial statements of Incline as of September 30, 2012 and for the nine months ended September 30, 2012 and 2011 and for the period from December 3, 2009 (date of inception) through September 30, 2012.

99.3	Unaudited pro forma condensed combined consolidated financial statements of MDCO as of and for the nine months ended September 30, 2012 and the year ended December 31, 2011.

* Schedules (and similar attachments) have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally copies of any of the omitted schedules (or similar attachments) to the Securities and Exchange Commission upon request.
† Confidential treatment requested as to portions of the exhibit. Confidential materials omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY

Date:  March 15, 2013
By:    /s/ Paul M. Antinori
Paul M. Antinori
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
2.1*†
Agreement and Plan of Merger among MDCO, Incline, Silver Surfer Acquisition Corp. and Fortis Advisors LLC, dated as of December 11, 2012 (filed as exhibit 2.1 to MDCO's current report on Form 8-K, filed on January 10, 2013, and incorporated herein by reference)

23.1	Consent of Ernst & Young LLP Independent Auditors for Incline
99.1
Press Release dated January 7, 2013, announcing completion of the acquisition of Incline (filed as exhibit 99.1 to MDCO’s current report on Form 8-K, filed on January 10, 2013, and incorporated herein by reference)

99.2
Audited financial statements of Incline Therapeutics, Inc. as of December 31, 2011 and 2010 and for the years then ended and the period from December 3, 2009 (inception) through December 31, 2011. Unaudited interim financial statements of Incline as of September 30, 2012 and for the nine months ended September 30, 2012 and 2011 and for the period from December 3, 2009 (date of inception) through September 30, 2012.

99.3	Unaudited pro forma condensed combined consolidated financial statements of MDCO as of and for the nine months ended September 30, 2012 and year ended December 31, 2011

* Schedules (and similar attachments) have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally copies of any of the omitted schedules (or similar attachments) to the Securities and Exchange Commission upon request.
† Confidential treatment requested as to portions of the exhibit. Confidential materials omitted and filed separately with the Securities and Exchange Commission.